Netcapital *Inc.*

A Powerful Fintech Leader in Private Capital Markets

Investor Update

December 18, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our fiscal quarter ended October 31, 2020, which has been filed with the Securities and Exchange Commission and is available on www.netcapitalinc.com and on www.sec.gov. Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



Netcapital *Inc.*

First Half Fiscal 2021

Management Delivers Strong Year-Over-Year Results

Six months ending October 31, 2020:

198% ⇧	Revenues of **$2,493,486** vs. **$835,725**, an increase of 198%
114% ⇧	Gross profit of **$1,779,262** vs. **$830,877**, an increase of 114 %
186% ⇧	Portfolio Investments at cost of **$3,721,514** vs. **$1,301,181** an increase of 186%
19% ⇧	Shareholders equity of **$760,012** vs. **$638,699**, an increase of 19%

Revenue Growth

Revenues grew 198% year-over-year



$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$160,640
$835,725
$2,493,486
6 months ended 10/31/2018
6 months ended 10/31/2019
6 months ended 10/31/2020

Investment Portfolio Growth

Investment portfolio grew 186% year-over-year


$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$23,000
$1,301,181
$3,721,514
10/31/2018
10/31/2019
10/31/2020

Stockholders' Equity

Stockholders' Equity increased 19% year-over-year



$1,000,000
$500,000
0
(500,000)
(1,000,000)
(1,500,000)
(2,000,000)
(1,486,950)
638,699
760,012
10/31/2018
10/31/2019
10/31/2020

Netcapital Inc. Achieves Significant Milestones

Transformational First Half Of Fiscal 2021

- Merger agreement with Netcapital creates a powerful fintech leader with a proven and scalable technology platform
- New name and rebranding initiatives to better reflect the company's differentiated position within the private capital markets
    - Introduction of two new websites:
        - www.netcapitalinc.com
        - www.netcapitaladvisors.com
- Penny Stock Exempt status was achieved, increasing attractiveness to potential new NCPL investors


Netcapital Inc.
Digital Private Markets Ecosystem
Powerful financial technology
Proven, scalable platform
Rapidly growing user base
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What We Do
About Us
"I think this is a real interesting idea."


Netcapital Advisors
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Build. Grow. Thrive.
We help entrepreneurs succeed.
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What Our Clients Are Saying

Netcapital Inc. Pro Forma Highlights: Net Income

On a pro forma basis, the Netcapital merger would have contributed more than $200,000 to net income during the first half of fiscal 2021.



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$60,893
$282,264
Reported NCPL
Pro Forma Combined

Netcapital Inc.:
Robust Business Trends, Strong Tailwinds



Covid 19 Economy

Accelerating digital transformation, amplifying demand for digital fundraising and strategic advice

KingsCrowd Industry Data

Net investment commitments up:

- 87% YTD
- 132% in fiscal first half

SEC Approves Exempt Framework enhancements

- Raises limits for Regulation Crowdfunding, Regulation A and Rule 504 offerings
- Underscores significant secular opportunity to disrupt traditional funding sources

Netcapital: Proven Technology Platform, Scalable Business Model

Strong Growth in First Half User Metrics

Year-over-year growth for the six months ended October 31, 2020:


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+578% in New Users



+291% in Dollars Invested



+333% in Traffic

Netcapital: Proven Technology Platform, Scalable Business Model

Accelerating Growth in the Month of November

Year-over-year growth as of November 30, 2020:


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+3,433% in New Users



+2,794% in Dollars Invested



+809% in Traffic

Netcapital

Growing more than twice as fast as the industry


Growth in Dollars Invested Fiscal First Half
350%
300%
250%
200%
150%
100%
50%
0%
132%
291%
Industry*
Netcapital

*Source: KingsCrowd

Netcapital Issuer Sells Out Offering Within Hours

Digital Capital Raise for MAGFAST® Draws Thousands of New Users to Netcapital.com

- Underscores scalability of technology and platform
- Demonstrates strength of Netcapital brand and value proposition
- Provides exemplary use case for future issuers


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Netcapital Advisors: Empowering Entrepreneurs to Succeed

Delivering for Clients - Meaningfully Impacting Growth and Success

CHIPBRAIN

Transformed MIT, Harvard Research to rapidly growing AI Company

- Launched pilot w/several customers across industries
- Expect to launch full-scale subscription platform in mid 2021

DEUCE 2 DRONE

Facilitated company formation, successful fundraising:

- Partnerships with Rouses Markets and a Buffalo Wild Wings Franchisee
- Successful Deuce test flight events

MUST WATCH

Fostered creation of MustWatch app which launched in the Apple App store this December

Zelgor Games

Enabled build-out of a world class team and accelerated game development

About Netcapital Inc.

Management Team Comprised of Experienced Institutional Investors, Angel investors and Entrepreneurs



Cecilia Lenk

CEO Netcapital Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA

CFO Netcapital Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Kathy Kraysler

CMO Netcapital Inc.

- M.B.A., Yale
- Former Director of Audience Analytics at MIT



Jason Frishman

CEO Netcapital Funding Portal Inc.

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Investment Case Summary

Powerful Fintech Leader in Private Capital Markets

- Creates a powerful and differentiated fintech leader that is well positioned for growth within private capital markets.
- Combines Netcapital Advisors' unique and proven capabilities and Netcapital's scalable technology platform
- Synergies lead to increased revenue generation potential
- Elevates value proposition:
  - Streamlines experience for clients and partners
  - Full suite of services and solutions
- Team: Experienced institutional investors, angels investors and entrepreneurs
- Democratization of private capital markets and digital fundraising is in its infancy
  - Significant secular opportunity to disrupt traditional funding sources
- SEC regulatory changes represent a potential tailwind



Netcapital

About Netcapital

A Leader and Innovator in Private Capital Markets

- Built one of the first online private fundraising platforms
- Differentiated platform provides both a primary and secondary market:
  - Every security created has the ability to trade on a secondary transfer platform provided by Netcapital Systems
- Enables entrepreneurs and investors to work together to create value
- Democratizing private capital markets
- Significant opportunity to disrupt traditional funding sources



Prior Model - Flawed & Antiquated

Obstacles for Investors & Issuers

Investors: Lack of Access & Liquidity

- Only 3% of U.S. households qualify as accredited investors
- Private investments locked up until IPO or takeout

Issuers: Difficulties Raising Capital

- Average entrepreneur meets with 40 institutional investors before closing 1
- 82% of small business failures driven by lack of funding
- Must forego potentially significant ownership and control





Netcapital:
An Innovative Model - Democratizes Fundraising

Provides Solutions & Creates Opportunities

- Allows investors to buy and sell shares in private companies through SEC registered funding portal
  - Individuals gain access to private company investments previously only available to venture capital and other institutional investors
  - Ability to invest easily and quickly online
- Enables entrepreneurs to raise capital using an easy, efficient, digital, and standardized process:
  - Platform facilitates both primary offerings and potential liquidity through a secondary market
  - Entrepreneur maintains control
  - Levels the playing field for women and minorities


Netcapital
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Market Opportunity: Significant and Growing

Democratization of private capital markets and online fundraising is in its infancy.

2019 Market Overview

Exemption	Amounts Reported or Estimated as Raised in 2019
Rule 506(b) of Regulation D	$1,492 billion
Rule 506(c) of Regulation D	$66 billion
Regulation A: Tier 1	$0.044 billion
Regulation A: Tier 2	$0.998 billion
Rule 504 of Regulation D	$0.228 billion
Regulation Crowdfunding	$0.062 billion
Other exempt offerings	$1,167 billion

Source: https://www.sec.gov/rules/proposed/2020/33-10763.pdf

SEC Regulatory enhancements significantly increase market opportunity for online private capital markets.

Netcapital Advisors

About Netcapital Advisors

Netcapital Advisors is a Boutique Advisory Firm

We work with companies at all stages to provide assistance with:

- Raising capital
- Strategic advice
- Digital Marketing
- Technology consulting
- Economic Development



CAPITAL MARKET



Netcapital Advisors Business Model

Fee-Based Revenue Model Plus Equity Stakes

- Charge fixed fees for services provided
- Take equity stakes in select technology start-ups, including:

KINGSCROWD

DEUCE 2 DRONE

Zelgor Games

MUST WATCH

Holler

CHIPBRAIN

Netcapital Advisors Value Proposition

Experience and Results Attract Clients

- Professional investor experience provides unique capabilities
  - Effective message crafting to all types of investors
  - Deep network of potential shareholders
- Experience in starting/selling/growing successful businesses
- Political and economic development expertise
- Digital marketing capabilities, including expert targeting and analytics



Thank You

Coreen Kraysler, CFA

coreen.kraysler@netcapital.com

781-925-1700

Netcapital *Inc.*

https://netcapitalinc.com